UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2017

Idera Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31918	04-3072298
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

167 Sidney Street

Cambridge, Massachusetts 02139

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (617) 679-5500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

On October 24, 2017, Idera Pharmaceuticals, Inc. (the “Company”) filed a prospectus supplement with the Securities and Exchange Commission in connection with a proposed offering of shares of its common stock, as described in the press release filed under Item 8.01 of this Current Report on Form 8-K, that included estimated information about the Company’s cash, cash equivalents and investments as of September 30, 2017. As of September 30, 2017, the Company estimates its cash, cash equivalents and investments was approximately $65.3 million. This estimate was prepared by management in good faith based upon internal reporting and expectations as of and for the three months ended September 30, 2017. This estimate is preliminary, and unaudited, and may be revised as a result of management’s further review of the Company’s results. The Company and its auditors have not completed the normal quarterly review procedures as of and for the period ended September 30, 2017, and there can be no assurance that the Company’s final results for this quarterly period will not differ from this estimate.

The information in this Item 2.02 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 24, 2017, Mr. Youssef El Zein resigned from the Board of Directors of the Company (the “Board”), effective immediately. Mr. El Zein’s decision to resign did not result from any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 8.01. Other Events.

On October 24, 2017, the Company issued a press release announcing its intention to offer and sell $60 million of shares of its common stock in an underwritten public offering, subject to market conditions and other factors, pursuant to the Company’s effective Registration Statement on Form S-3 (File No. 333-219851). The full text of the press release issued in connection with the announcement is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
99.1	Press Release dated October 24, 2017

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Idera Pharmaceuticals, Inc.

Date: October 24, 2017	By:	/s/ Louis J. Arcudi, III
Louis J. Arcudi, III
Senior Vice President of Operations, Chief Financial Officer and Treasurer

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